MASTER AMENDING AGREEMENT NO 2

THIS AGREEMENT effective as of the 18th day of January, 2012 (the “Effective Date”).

AMONG:

KUNEKT CORPORATION, a corporation governed by the laws of the State of Nevada and having an office at Unit 1, 12/F International Commerce Centre, 1 Austin Road West, Kowloon, Hong Kong

(“Kunekt”)

AND:

YA ZHU SILK, INC., a corporation governed by the laws of the State of Nevada and having an office at 112 North Curry Street, Carson City, Nevada, USA 89703

(“YaZhu”)

AND:

AMS-INT ASIA LIMITED, a company incorporated under the laws of Hong Kong and having an address at Unit 04,7/F, Bright Way Tower, No. 33 Mong Kok Road, Kowloon, Hong Kong

(“AMS”)

AND:

MATT LI, a businessman with a business address 7-11771, Horseshoe Way, Richmond, BC, V7A 4V4

(“Li”)

AND:

FERNGRUI YUE, a businessman with a business address 1607-LanBao Bldg, Xi Da Wang Lu, Chaoyang District, Beijing, China

(“Yue”)

AND:

BEIJING YIYUEQIJI SCIENCE AND TECHNOLOGY DEVELOPMENT LTD. INC., a company incorporated under the laws of PRC, with its head office located at 1607, Lanbao International Center, West of Dawang Rd, Chaoyang District, Beijing China

(“Yiyueqiji”)

AND:

GUANGZHOU XINWEI COMMUNICATIONS TECHNOLOGY LTD. INC., a company incorporated under the laws of PRC, with its head office located at Level 4 – Annex Building, GuangPu Xi Lu, Science City, Development Zone, GuangZhou, China

(“XinWei”)

AND:

MARK BRUK, a businessman with a business address #302 – 738 Broughton Street, Vancouver, BC, Canada V6G3A7

(“Bruk”)

WHEREAS:

A.

AMS, Yue, XinWei, and Ya Zhu entered into a share exchange agreement (the “Yu Share Exchange Agreement”) dated June 29, 2011, whereby Ya Zhu agreed to acquire (the “Yu Acquisition”) all of the shares held by Yue in the capital of AMS in exchange for the issuance of a total of 3,384,000 common shares in the capital stock of Ya Zhu (the “Yu Ya Zhu  Shares”);

B.

AMS, Li, Yiyueqiji, and Ya Zhu entered into a share exchange agreement (the “Li Share Exchange Agreement”) dated June 29, 2011, whereby Ya Zhu agreed to acquire (the “Li Acquisition”) all of the shares held by Li in the capital of AMS in exchange for the issuance of a total of 3,384,000 common shares in the capital stock of Ya Zhu (the “Li Ya Zhu  Shares”);

C.

Kunekt and AMS entered into a non-exclusive trademark license agreement (the “License Agreement”) dated June 29, 2011, whereby Kunekt granted to AMS the right to use its trademarks throughout the world in exchange for a royalty of one half of one percent of the gross revenues produced by AMS, which shall be paid within 30 days of the termination of the License Agreement, which terminates upon the earlier of: (i) six months from June 29, 2011; (ii) the closing of the asset purchase agreement between Kunekt and Ya Zhu dated June 29, 2011, or (iii) such other date as is mutually agreed to by the parties;

D.

YaZhu, Kunekt, AMS, Li, Yue, Yiyueqiji, Xinwei and Bruk entered into a registration rights agreement (the “Registration Rights Agreement”) dated June 29, 2011, whereby YaZhu agreed to register all YaZhu shares issued pursuant to a master amending agreement (the “Master Agreement”) dated June 29, 2011 or agreements entered into pursuant to the Master Agreement within 120 days of June 30, 2011.

E.

The parties have been unable to close the Yu Share Exchange Agreement and Li Share Exchange Agreement (collectively, the “Share Exchange Agreements”) and wish update the Share Exchange Agreements, the License Agreement and Registration Rights Agreement to reflect the delay in closing.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and mutual covenants, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.

Share Exchange Agreements

1.1

The Yu Share Exchange Agreement is hereby amended as follows:

(a)

section 1.1(s) is hereby amended by deleting the reference to “April 1, 2011 to December 31, 2011” as set out in the definition of “First Period” and replacing it with “October 31, 2011 to June 30, 2012”;

(b)

section 1.1(vv) is hereby amended by deleting the reference to “April 1, 2011 to March 31, 2011” as set out in the definition of “Second Period” and replacing it with “October 31, 2011 to September 30, 2012”; and

(c)

section 2.2(b) is hereby amended by deleting the reference to “September 30, 2011” and replacing it with “March 31, 2012”.

1.2

The Li Share Exchange Agreement is hereby amended as follows:

(a)

section 1.1(s) is hereby amended by deleting the reference to “April 1, 2011 to December 31, 2011” as set out in the definition of “First Period” and replacing it with “October 31, 2011 to June 30, 2012”;

(b)

section 1.1(vv) is hereby amended by deleting the reference to “April 1, 2011 to March 31, 2011” as set out in the definition of “Second Period” and replacing it with “October 31, 2011 to September 30, 2012”; and

(c)

section 2.2(b) is hereby amended by deleting the reference to “September 30, 2011” and replacing it with “March 31, 2012”.

2.

Registration Rights

2.1

Section 1.1(f) of the Registration Rights Agreement is hereby amended by deleting the reference to “June 30, 2011” as set out in the definition of “Effectiveness Date” and replacing it with “December 31, 2011”.

3.

License Agreement

3.1

Section 1.3 of the License Agreement is hereby deleted and replaced with the following:

Term.  The Licence will commence as of the Effective Date and subject to earlier termination pursuant to the terms of this Agreement, will expire upon the earlier of: (a) one year from the Effective Date; (b) the closing of the Asset Purchase Agreement between the Licensor and Ya Zhu Silk, Inc. referenced in the Master Amending Agreement; or (c) such other date as is mutually agreed to by the parties hereto.

4.

Miscellaneous

4.1

The Parties acknowledges that:

(a)

each of the Parties has been requested to obtain his own independent legal advice on this Agreement prior to signing this Agreement;

(b)

each of the Parties has been given adequate time to obtain independent legal advice;

(c)

by signing this Agreement, each of the Parties confirms that he fully understands this Agreement; and

(d)

by signing this Agreement without first obtaining independent legal advice, that Party waives his right to obtain independent legal advice.

4.2

The division of this Agreement into Articles and Sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

4.3

Words imparting the singular number include the plural and vice-versa and words imparting gender include the masculine, feminine and gender neutral as the context requires.

4.4

If one or more provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect under any applicable law, the validity, legality and enforceability of the remaining provisions hereof shall not be affected or impaired thereby.

4.5

The Parties will execute and deliver all such further documents, do or cause to be done all such further acts and things, and give all such further assurances as may be necessary to give full effect to the provisions and intent of this Agreement.

4.6

No amendment or waiver of any provision of this Agreement, nor any consent to any departure by the parties therefrom, shall in any event be effective unless the same shall be in writing and signed by the other party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

4.7

Except as otherwise expressly provided herein, all notices, requests, demands, directions and communications by one party to the other shall be sent by facsimile or similar means or recorded communication or hand delivery, and shall be effective when hand delivered or, in the case of facsimile or similar means of recorded communication, when received.

4.8

No failure on the part of the any of the Parties to exercise, and no delay in exercising, any right under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.  The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

4.9

This Agreement shall be governed by, and construed in accordance with, the laws of the State of Nevada. The parties hereby submit to the exclusive jurisdiction of the courts of competent jurisdiction of the State of Nevada in any proceedings hereunder

4.10

This Agreement shall be binding upon and enure to the benefit of the parties hereto and their respective successors and permitted assigns, and neither party shall have the right to assign its rights hereunder or any interest herein without the prior written consent of the other, which consent may not be arbitrarily withheld.

4.11

Time shall be of the essence hereof.

4.12

This Agreement may be executed in counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

IN WITNESS THEREOF this Agreement has been executed by the parties on the date first above written.

SIGNED, SEALED and DELIVERED by KUNEKT CORPORATION in the presence of: Signature Print Name Address Occupation	) ) ) ) ) ) ) ) ) ) ) ) ) ) )	KUNEKT CORPORATION Per: /s/ Mark Bruk MARK BRUK Authorized Signatory

SIGNED, SEALED and DELIVERED by YA ZHU SILK, INC. in the presence of: Signature Print Name Address Occupation	) ) ) ) ) ) ) ) ) ) ) ) ) ) )	YA ZHU SILK, INC. Per: /s/ Fengrui Yue FENRUI YUE Authorized Signatory

SIGNED, SEALED and DELIVERED by AMS-INT ASIA LIMITED in the presence of: Signature Print Name Address Occupation	) ) ) ) ) ) ) ) ) ) ) ) ) ) )	AMS-INT ASIA LIMITED Per: /s/ Fengrui Yue FENRUI YUE Authorized Signatory

SIGNED, SEALED and DELIVERED by FENGRUI YUE in the presence of: Signature Print Name Address Occupation	) ) ) ) ) ) ) ) ) ) ) ) )	/s/ Fengrui Yue FENGRUI YUE

SIGNED, SEALED and DELIVERED by MATT LI in the presence of: Signature Print Name Address Occupation	) ) ) ) ) ) ) ) ) ) ) ) )	/s/ Matt Li MATT LI

SIGNED, SEALED and DELIVERED by BEIJING YIYUEQIJI SCIENCE AND TECHNOLOGY DEVELOPMENT LTD. INC. in the presence of: Signature Print Name Address Occupation	) ) ) ) ) ) ) ) ) ) ) ) ) ) )	BEIJING YIYUEQIJI SCIENCE AND TECHNOLOGY DEVELOPMENT LTD. INC. Per: /s/ Jin Su JIN SU Authorized Signatory

SIGNED, SEALED and DELIVERED by GUANGZHOU XINWEI COMMUNICATIONS TECHNOLOGY LTD. INC. in the presence of: Signature Print Name Address Occupation	) ) ) ) ) ) ) ) ) ) ) ) ) ) )	GUANGZHOU XINWEI COMMUNICATIONS TECHNOLOGY LTD. INC. Per: /s/ Chengwu Zhu CHENGWU ZHU Authorized Signatory

SIGNED, SEALED and DELIVERED by MARK BRUK in the presence of: Signature Print Name Address Occupation	) ) ) ) ) ) ) ) ) ) ) ) )	/s/ Mark Bruk MARK BRUK